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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 15, 2001
                                                    --------------------------

                              MERCK & CO., INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                  NEW JERSEY
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                (State or Other Jurisdiction of Incorporation)

             1-3305                                     22-1109110
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       (Commission File Number)             (I.R.S. Employer Identification No.)

  ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ             08889-0100
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code         (908) 423-1000
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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     (c)  EXHIBITS
          --------
     Exhibit 99                Press release issued                Filed with
                               February 15, 2001 regarding         this document
                               financial guidance for 2001



ITEM 9. REGULATION FD DISCLOSURE
        ------------------------

Incorporated by reference is a press release issued by the Registrant on February 15, 2001, attached as Exhibit 99.





                                  SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 MERCK & CO., Inc.




Date:  February 15, 2001                         By: /s/ NANCY V. VAN ALLEN
                                                    --------------------------
                                                     NANCY V. VAN ALLEN
                                                     Senior Assistant Secretary










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                                EXHIBIT INDEX
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Exhibit
Number                     Description
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 99                        Press release issued February 15, 2001
                           regarding financial guidance for 2001